UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2011
DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	002-25577 (Commission File Number)	95-2039518 (I.R.S. Employer Identification No.)

4949 Hedgcoxe Road, Suite 200 Plano, Texas (Address of principal executive offices)	75024 (Zip Code)
(972) 987-3900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On October 12, 2011, Diodes Incorporated (the “Company”) delivered to Union Bank, N.A. (formerly Union Bank of California, N.A.), as trustee (the “Trustee”), a notice (the “Notice to Trustee of Optional Redemption”) of the Company’s intention to redeem on December 1, 2011 (the “Redemption Date”) all of the Company’s outstanding 2.25% Convertible Senior Notes due 2026 (the “Securities”) pursuant to Section 3.01 of the Indenture dated October 12, 2006, between the Company and the Trustee (the “Indenture”). As of October 12, 2011, there was approximately $236,000.00 aggregate principal amount of the Securities outstanding. Following the redemption, no Securities will be outstanding.
     As provided in the Indenture, the Company will purchase the Securities for a purchase price in cash equal to 100% of the principal amount of the Securities (the “Redemption Price”), plus any accrued but unpaid interest on the Securities to, but excluding, the Redemption Date. The Company intends to use available cash to fund the redemption of the Securities.
     The Securities are convertible into shares of common stock, par value $0.66 2/3 per share, of the Company, subject to the terms, conditions and adjustments specified in the Indenture and the Securities.
     The foregoing is only a summary of certain provisions of the Indenture and the Securities. A complete description of the respective rights of the Company and the holders of the Securities with respect to the redemption of the Securities at the Company’s option and the conversion of the Securities at the holder’s option is set forth in the Indenture. The holders of the Securities are urged to review the redemption and conversion provisions set forth in the Indenture and the Securities in their entirety.
     A copy of the Notice to Trustee of Optional Redemption is attached as Exhibit 99.1.
     Cautionary Information Regarding Forward-Looking Statements
     Certain statements in this Form 8-K and the exhibit hereto are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements that are not historical or factual are forward-looking, and words or phrases such as “intends,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “will,” “would,” “should,” “will likely result,” and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties, many of which are beyond the Company’s control, that may cause actual results to differ materially from those that may be set forth in the forward-looking statements, including the possibility that the optional redemption may not be consummated and the risk factors relating to the Company’s industry and business set forth from time to time in the Company’s reports filed with the SEC. There also may be additional risks that the Company does not presently know or that it currently believes are not material which also could cause actual results to differ materially from those that may be set forth in the forward-looking statements. Because of these risks and uncertainties, you should not place undue reliance on forward-looking statements. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could be incorrect, and there can be no assurance that forward-looking statements will prove to be accurate. Forward-looking statements speak only as of the date on which they are made. Except as may be required by law, the Company does not undertake any obligation to modify or revise any forward-looking statement to take into account or otherwise reflect subsequent events or circumstances arising after the date that the forward-looking statement was made.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

99.1	Notice to Trustee of Optional Redemption dated October 12, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIODES INCORPORATED
Date: October 12, 2011	By	/s/ Richard D. White
Richard D. White,
Chief Financial Officer